Exhibit 13.1

                    PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Nordic American Tanker Shipping Limited. (the "Company") on Form 20-F for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Herbjorn Hansson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date:  June 29, 2007


                                                  /s/Herbjorn Hansson
                                                  -------------------------
                                                  Herbjorn Hansson
                                                  Chairman, Chief Executive
                                                  Officer and President



SK 01318 0002 786461